UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1055 West Hastings Street, Suite 300, Vancouver, British Columbia, Canada V6E 2E9

(Address of Principal Executive Offices) (Zip Code)

604-417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Note Purchase Agreement, Note, and Warrants

On August 8, 2024, Bunker Hill Mining Corp. (the “Company”) and its subsidiary Silver Valley Metals Corp. (“Silver Valley”) entered into a secured promissory note purchase agreement (the “Note Purchase Agreement”) with Monetary Metals Bond III LLC (“Monetary Metals”), a Delaware limited liability company established by Monetary Metals & Co., pursuant to which Monetary Metals agreed to purchase, and Silver Valley agreed to issue and sell to Monetary Metals, a secured promissory note (the “Note”) in a private placement (the “Private Placement”). The first tranche of the Private Placement closed on August 8, 2024.

Pursuant to the Note Purchase Agreement, Silver Valley paid Monetary Metals an underwriting fee in the amount of US$410,551.

The Note Purchase Agreement contains customary representations, warranties, and covenants, and indemnity provisions. The representations, warranties and covenants contained in the Note Purchase Agreement were made solely for purposes of the Note Purchase Agreement, were solely for the benefit of the parties to the Note Purchase Agreement and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Note Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Pursuant to the Note, Monetary Metals will loan to Silver Valley, in one or more tranches, up to an aggregate principal amount of U.S. dollars equal to 1.2 million ounces of silver (the “Silver Loan”), of which US$16,422,039, being the amount of U.S. dollars equal to, as of August 8, 2024, 609,805 ounces of silver, was loaned in the first tranche on August 8, 2024 (the “First Tranche”). The Silver Loan is for a term of three years, is secured by a pledge of the Company’s equity interests in Silver Valley and by all of the Company’s and Silver Valley’s properties and assets, and is repayable in cash or silver ounces. The Note bears interest at a rate of 15% per annum, payable in cash or silver ounces on the last day of each quarterly interest period. The Silver Loan remains subject to TSX Venture Exchange (the “TSX-V”) approval.

As consideration for advancing the Silver Loan, the Company will issue to Monetary Metals, subject to prior TSX-V approval, non-transferable bonus share purchase warrants (the “Warrants”) in one or more tranches. The number of Warrants issued in each tranche will be equal to (a) in connection with the First Tranche, two times the number of ounces of silver advanced by Monetary Metals under the First Tranche (the “Base Warrants”) and a bonus ratchet of (i) 2.5% of the Base Warrants if at least 500,000 and up to 599,999 silver ounces are advanced, (ii) 5.0% of the Base Warrants if up at least 600,000 and up to 699,999 silver ounces are advanced, (iii) 10.0% of the Base Warrants if at least 700,000 and up to 799,999 silver ounces are advanced, and (iv) 15.0% of the Base Warrants if at least 800,000 silver ounces are advanced; and (b) in connection with any additional tranches, two times the number of ounces of silver advanced under such tranche. In any event, the number of Warrants issuable to Monetary Metals is subject to a cap of 3,000,000 Warrants.

Each Warrant will be exercisable into one share of Company common stock (the “Warrant Shares”) at the exercise price, in Canadian dollars, that is set at the last closing price of the Company’s common stock prior to the date such Warrant is issued (the “Exercise Price”). The Warrants will be exercisable until the earlier of (i) three years from their issuance date and (ii) the maturity date of the Silver Loan, subject to acceleration in accordance with the policies of the TSX-V. The issuance of the Warrant Shares is subject to the terms and conditions of the Warrants as well as the receipt of all regulatory approvals, including, without limitation, the approval of the TSX-V.

In connection with the First Tranche, the Company will, subject to TSXV approval, issue to Monetary Metals 1,280,591 Warrants (the “Tranche 1 Warrants”). The Tranche 1 Warrants will be exercisable until August 8, 2027 at an Exercise Price of C$0.16.

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All securities issued in the Private Placement are restricted securities under U.S. securities laws. The Company relied on the exemption from registration under Section 4(a)(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), or Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws, for purposes of the Private Placement. This Current Report on Form 8-K is not, and shall not be deemed to be, an offer to sell or the solicitation of an offer to buy any of the securities.

The foregoing descriptions of the Note Purchase Agreement, the Note, and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Note Purchase Agreement, the form of Note, and the form of Warrant Certificate filed herewith as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Amendments to Convertible Debentures, Loan Agreement, and Royalty Put Option Agreement

On August 8, 2024, (i) the Company, (ii) Silver Valley, and (iii) Sprott Private Resource Streaming and Royalty (US), LP, Sprott Private Resource Streaming and Royalty (International), LP, Sprott Private Resource Streaming and Royalty (Canada), LP, Ninepoint Alternative Credit Opportunities Fund and Ninepoint Credit Income Opportunities Fund (collectively, the “Debentureholders”) entered into a fifth omnibus Amendment Agreement (the “Fifth Omnibus Amendment Agreement”) pursuant to which the terms of the six series 1 convertible debentures in the aggregate principal amount of US$6 million (collectively, the “Series 1 Convertible Debentures”) and the three series 2 convertible debentures in the aggregate principal amount of US$15 million (collectively, the “Series 2 Convertible Debentures,” and together with the Series 1 Convertible Debentures, the “Convertible Debentures”) previously issued by the Company were amended to, among other things (A) extend the maturity date of the Series 1 Convertible Debentures from March 31, 2026 to March 31, 2028; (B) extend the maturity date of the Series 2 Convertible Debentures from March 31, 2026 to March 31, 2029; and (C) provide that, upon the occurrence and during the continuance of an Event of Default (as defined in the Series 2 Convertible Debentures), the Company will not be allowed to pay the interest in shares of Company common stock except with the prior written consent of the Debentureholders, as applicable.

On August 8, 2024, (i) the Company, (ii) Silver Valley, and (iii) Sprott Private Resource Streaming and Royalty (US Collector), LP and Sprott Private Resources Streaming and Royalty Annex (US Collector), LP (collectively, the “Sprott Lenders”) agreed to amend certain terms of the existing loan agreement dated as of June 23, 2023, by and among the Company, Silver Valley, and the Sprott Lenders to, among other things, (A) extend the maturity date thereunder from June 30, 2027 to June 30, 2030 and (B) increase the interest, from June 30, 2027 onwards, from 10% to 15% (the “First Amendment to Loan Agreement”).

On August 8, 2024, the Company, Silver Valley, and Sprott Private Resource Streaming and Royalty (US Collector), LP agreed to amend and restate the existing royalty put option agreement dated as of July 22, 2022, by and among such parties, to extend the termination date of such agreement from the later of the payment in full of the Convertible Debentures and the exercise of the royalty put option, to the later of the payment in full of the Convertible Debentures and March 31, 2029 (the “A&R Royalty Put Option Agreement”).

The foregoing descriptions of the Fifth Omnibus Amendment Agreement, the First Amendment to Loan Agreement, and the A&R Royalty Put Option Agreement do not purport to be complete and are qualified in their entirety by reference to the Fifth Omnibus Amendment Agreement, the First Amendment to Loan Agreement, and the A&R Royalty Put Option Agreement filed herewith as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 2.03.

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Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification of Rights of Security Holders.

Reference is made to the disclosure set forth under “Amendments to Convertible Debentures, Loan Agreement, and Royalty Put Option Agreement” in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.

On August 8, 2024, the Company issued a press release regarding the Private Placement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Form of Bunker Hill Mining Corp. Non-Transferable Common Stock Purchase Warrant
10.1‡	Secured Promissory Note Purchase Agreement, dated as of August 8, 2024, by and among Bunker Hill Mining Corp., Silver Valley Metals Corp., as borrower, and Monetary Metals Bond III LLC, as purchaser
10.2	Form of Secured Promissory Note, dated as of August 8, 2024, issued by Silver Valley Metals Corp., as borrower, for the benefit of Monetary Metals Bond III LLC, as holder
10.3	Fifth Omnibus Amendment Agreement, dated as of August 8, 2024, by and among Silver Valley Metals Corp. and Bunker Hill Mining Corp., as obligors, and the other parties named therein
10.4	First Amendment to Loan Agreement, dated as of August 8, 2024, by and among Bunker Hill Mining Corp., as borrower, Silver Valley Metals Corp., as guarantor, and the lenders and agent named therein
10.5‡	Amended and Restated Royalty Put Option Agreement, dated as of August 8, 2024, by and among Bunker Hill Mining Corp., Silver Valley Metals Corp. and Sprott Private Resource Streaming and Royalty (US Collector), LP
99.1	Press Release, dated as of August 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

‡	Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: August 14, 2024	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO

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